October 18, 2004

Dear Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders (the "Special Meeting") of Flatbush Federal Bancorp, Inc. (the "Company"). The Special Meeting will be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York, at 3:30 p.m., New York time, on November 19, 2004.

The enclosed Notice of Special Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

The Special Meeting is being held so that stockholders may vote upon a proposal to approve the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan.

The Board of Directors of the Company has determined that approval of the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the proposal.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special
Meeting. Your vote is important, regardless of the number of shares that you own.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Anthony J. Monteverdi
                                 ------------------------------------
                                 Anthony J. Monteverdi
                                 Chairman of the Board, President and
                                 Chief Executive Officer

Brooklyn, New York
October 18, 2004

                         Flatbush Federal Bancorp, Inc.
                              2146 Nostrand Avenue
                            Brooklyn, New York 11210
                                 (718) 859-6800

                                    NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held On November 19, 2004

     Notice is hereby given that the Special Meeting of Stockholders (the "Special Meeting") of Flatbush Federal Bancorp, Inc. (the "Company") will be held at 2146 Nostrand Avenue, Brooklyn, New York, at 3:30 p.m., New York Time, on November 19, 2004.

     A Proxy Card and a Proxy Statement for the Special Meeting are enclosed.

     The Special Meeting is being held so that stockholders may consider and vote upon:

          The approval of the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan; and

such other matters as may properly come before the Special Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Special Meeting.

     Any action may be taken on the foregoing proposal at the Special Meeting on the date specified above, or on any date or dates to which the Special Meeting may be adjourned. Stockholders of record at the close of business on October 11, 2004, are the stockholders entitled to vote at the Special Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE SPECIAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON THE PROPOSAL. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE SPECIAL MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Anthony J. Monteverdi
                                      --------------------------------
                                      Anthony J. Monteverdi
                                      Chairman of the Board, President
                                      and Chief Executive Officer
Brooklyn, New York
October 18, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 Proxy Statement

                              2146 Nostrand Avenue
                            Brooklyn, New York 11210
                                 (718) 859-6800

                         SPECIAL MEETING OF STOCKHOLDERS
                         To be Held on November 19, 2004

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Flatbush Federal Bancorp, Inc. (the "Company"), the mid-tier holding company of Flatbush Federal Savings & Loan Association (the "Association"), to be used at the Special Meeting of Stockholders of the Company (the "Special Meeting"), which will be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York, at 3:30 p.m., New York Time, on November 19, 2004, and all adjournments of the Special Meeting. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 18, 2004.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the approval of the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan.

     The  Special  Meeting is being  held for the  purpose of voting on the 2004
Flatbush  Federal  Bancorp,  Inc.  Stock-based  Incentive  Plan.  The  Board  of
Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above, the submission of a later dated proxy or by voting in person at the Special Meeting. The presence at the Special Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Special Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $0.01 per share, as of the close of business on October 11, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,314,375 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Our mutual holding company, Flatbush Federal Bancorp, MHC (the "Mutual Holding Company"), owns 1,226,619 shares, or 53.0% of the Company's outstanding common stock and intends to vote FOR the approval of the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan.

     As to the approval of the 2004 Flatbush Federal Bancorp, Inc. Stock-based Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of: (a) a majority of the votes eligible to be cast at the Special Meeting, and (b) a majority of the votes cast at the Special Meeting by stockholders other than the Mutual Holding Company (without regard to shares as to which the "ABSTAIN" box has been selected or broker non-votes), is required for the approval of the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan. Broker non-votes are considered present at the meeting for purposes of determining that a quorum is present but are not considered present at the Special Meeting for purposes of determining shares present and voting and on the matter.

     Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

     Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by our named executive officers and directors individually, by executive officers and directors as a group and by each person or group known by the Company to beneficially own in excess of five percent of the Company's common stock.


                                                    Amount of Shares
                                                    Owned and Nature  Percent of Shares
    Name and Address of                              of Beneficial     of Common Stock
     Beneficial Owners                                Ownership (1)     Outstanding
--------------------------------                    ----------------  -----------------
Five percent stockholders:
--------------------------

Flatbush Federal Bancorp, MHC (2)                       1,226,619          53.00%
2146 Nostrand Avenue,
Brooklyn, New York 11210

Directors and Executive Officers: (3)
--------------------------------

Anthony J. Monteverdi                                      16,600           0.72

Jesus R. Adia                                               1,450           *

John S. Lotardo                                             1,250           *

D. John Antoniello                                            928           *

John F. Antoniello                                          3,066           0.13

Patricia A. McKinley                                          141           *

Alfred S. Pantaleone                                          136           *

Anthony V. Rumolo                                             391           *

Charles J. Vorbach                                          1,000           *

All Directors and Executive Officers
as a Group (9 persons)(4)                                  24,962           1.08


-----------------------------------

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2) The Company's executive officers and directors are also executive officers and directors of Flatbush Federal Bancorp, MHC.
(3) The business address of each director is 2146 Nostrand Avenue, Brooklyn, New York 11210.
(4) The share ownership of all directors and executive officers as a group represents 2.29% of all shares issued to minority stockholders.
*    Less than one-tenth of 1%.

--------------------------------------------------------------------------------
                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are directors D. John Antoniello, Charles Vorbach and Alfred Pantaleone, each of whom is independent. The committee is responsible for reviewing all compensation matters related to the employees of the Company. The Compensation Committee met once during the year ended December 31, 2003.

Report of the Executive Compensation and Benefits Committee

     Under rules established by the SEC, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     The Compensation Committee is delegated the responsibility of assuring that the compensation of the Chief Executive Officer and other executive officers is consistent with the compensation strategy, competitive practices, the performance of the Association, and the requirements of appropriate regulatory agencies. Independent directors sit on the Compensation Committee and participate in executive compensation decision-making.

     The primary goal of the Compensation Committee is to provide an adequate level of compensation and benefits in order to attract and retain key executives. The performance of each officer is reviewed annually to determine his or her contribution to the overall success of the Association.

     Compensation of senior management is reviewed annually. In general, the purpose of the annual compensation review is to ensure that base salary levels are competitive with financial institutions similar in size, geographic market and business profile in order to attract and retain persons of high quality. In this regard, the Compensation Committee considers information received from America's Community Bankers regarding executive compensation. In addition, the Compensation Committee considers each executive officer's contribution to the Association when making its decision.

     The Board of Directors approved a base salary for the Chief Executive Officer of $212,000 for 2003, which represented an increase from the Chief Executive Officer's base salary of $202,000 in fiscal 2002. The 2003 base salary was based upon the Chief Executive Officer's performance and industry standards.

          This report has been provided by the Compensation Committee:

       Directors D. John Antoniello, Charles Vorbach and Alfred Pantaleone

Director Compensation

     The Company pays each non-employee director $1,000 for each regular Board meeting attended and $600 for each committee meeting attended. In addition, the Association maintains a retirement plan for directors.

Executive Compensation

     Summary Compensation Table. The following table provides information about the compensation paid for the years ended December 31, 2003 and 2002 to our Chief Executive Officer and Executive Vice President (the "Named Executive Officers"). No other officer's total Annual salary and bonus for the year ended December 31, 2003 totaled $100,000 or more. Compensation information is not provided for the Named Executive Officers for the year ended December 31, 2001 since we were not a public company.


                                                               Annual Compensation
                                                   ----------------------------------------
                                   Year Ended                                   Other Annual        All Other
 Name and Principal Position       December 31        Salary        Bonus       Compensation     Compensation(1)
-----------------------------      -----------     -----------   ----------    -------------     ---------------
Anthony J. Monteverdi,
Chairman, President and Chief         2003         $   212,000   $       --    $      --          $       5,000
Executive Officer                     2002         $   202,000   $   12,000    $      --          $       5,000

Jesus R. Adia, Executive Vice         2003         $   116,792   $       --    $      --          $        --
President                             2002         $   107,132   $    8,000    $      --          $        --
-----------

(1) Does not include perquisites and other personal benefits, as such benefits in the aggregate were less than the lesser of $50,000 or 10% of salary.

     Insurance Plan. The Association provides its officers and employees with life insurance and short and long term disability protection, contributory medical insurance coverage and non-contributory dental insurance coverage.

     Defined Benefit Plan. The Association maintains a non-contributory defined benefit pension plan. All employees age 20-1/2 or older who have worked for the Association for a period of six months and have been credited with 1,000 or more hours of employment with the Association during the year are eligible to accrue benefits under the defined benefit pension plan. The Association contributes an amount to the retirement plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The defined benefit pension plan is maintained on an October 31 fiscal plan year.

     At the normal retirement age of 65 (or the tenth anniversary of plan participation, if later), the plan is designed to provide a life annuity guaranteed for ten years. The monthly retirement benefit provided is an amount equal to 2% of average monthly compensation multiplied by the number of credited years of service (not to exceed 50% of such monthly compensation or be less than $20 a month). Retirement benefits are also payable upon early retirement, disability or death, in the last case, if survived by a spouse. A reduced benefit is payable upon retirement at or after age 62 and the completion of 10 years of service with the Association. Upon termination of employment other than for normal or early retirement, a participant is eligible to receive the normal retirement benefit payable at the normal retirement date, multiplied by the number of years of participation to date, and divided by the number of years of participation possible at the normal retirement date. Benefits are payable in various annuity forms. At December 31, 2003, the market value of the retirement plan trust fund was approximately $2.4 million. For the year ended December 31, 2003, the Association made a contribution to the retirement plan of approximately $640,189.

     The following table indicates the annual retirement benefit that would be payable under the retirement plan upon retirement at age 65 in calendar year 2004, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below:


                                                Years of Service and Benefit Payable at Retirement
Final Average                     ----------------------------------------------------------------------------------
Annual Compensation                     5             10            15            20            25             30
-------------------               -----------   -----------   -----------   -----------   -----------    -----------
$        25,000                   $     2,500   $     5,000   $     7,500   $    10,000   $    12,500    $    12,500
$        50,000                   $     5,000   $    10,000   $    15,000   $    20,000   $    25,000    $    25,000
$        75,000                   $     7,500   $    15,000   $    22,500   $    30,000   $    37,500    $    37,500
$       100,000                   $    10,000   $    20,000   $    30,000   $    40,000   $    50,000    $    50,000
$       150,000                   $    15,000   $    30,000   $    45,000   $    60,000   $    75,000    $    75,000
$       175,000                   $    17,500   $    35,000   $    52,500   $    70,000   $    87,500    $    87,500
$       200,000                   $    20,000   $    40,000   $    60,000   $    80,000   $   100,000    $   100,000


     At December 31, 2003, Messrs. Monteverdi and Adia had 17 years and 18 years of credited service under the pension plan, respectively.

     Supplemental   Executive   Retirement   Plan.  In  1999,  the   Association
established a non-qualified supplemental executive retirement plan for Mr. Monteverdi, its president and chief executive officer. Upon the completion of five years of service to the Association following adoption of the plan, the supplemental executive retirement plan provides Mr. Monteverdi with an annual retirement benefit of $93,000, payable in equal monthly installments for 10 years. Benefits under the supplemental executive retirement plan commence on the first day of the month following Mr. Monteverdi's retirement from the Association. In the event of Mr. Monteverdi's disability or death prior to the end of the five year period, a reduced benefit will be paid to Mr. Monteverdi or his surviving spouse, as applicable. In the event of Mr. Monteverdi's death after payments commence, his surviving spouse will be entitled to the continued payment of his benefits for the lesser of five years or the remaining period of the initial 10 year term. In the event of a termination of service following a change in control (as defined in the supplemental executive retirement plan), all benefits shall become payable immediately in full.

     The supplemental executive retirement plan is considered an unfunded plan for tax and ERISA purposes. All obligations owing under the plan are payable from the general assets of the Association, and are subject to the claims of the Association's creditors. During the year ended December 31, 2003, the expense of the supplemental executive retirement plan to the Association was approximately $134,245.

     Retirement  Plan  for  Directors.   The  Association  maintains  a  non-tax
qualified Retirement Plan for Directors that currently provides outside directors who retire after five years of service on the Board and attain the age of 65 with a monthly retirement benefit of $600 per month for 60 months. In the event of the director's death or disability prior to retirement, the director or his surviving spouse will be entitled to a benefit under the plan if the director had otherwise satisfied the age and service requirements prior to death or disability. In the event of a director's death while receiving benefits but before all benefits have been paid to the director, the director's surviving spouse will receive the remaining benefit payments due. If the surviving spouse dies prior to receiving the remaining payments, all obligations of the Association to the director or his spouse will terminate. During the year ended December 31, 2003, the cost of the directors' retirement plan to the Association was approximately $29,829.

     The directors' retirement plan is considered an unfunded plan for tax and ERISA purposes. All obligations owing under the plan are payable from the general assets of the Association, and are subject to the claims of the Association's creditors.

Stock Benefit Plans

     Employee Stock Ownership Plan and Trust. The Association has implemented an employee stock ownership plan in connection with the Company's mutual holding company reorganization and offering. Employees who are at least 21 years old with at least one year of employment with the Association are eligible to participate. As part of the reorganization and offering, the employee stock ownership plan trust borrowed funds from us and used those funds to purchase a number of shares equal to 8% of the common stock sold in the offering. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from discretionary contributions by the Association to the employee stock ownership plan over a period of up to 20 years. The loan provides that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a fixed rate equal to 5 1/2% per annum. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan will become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service, with credit given to participants for years of credited service with the Association's mutual predecessor prior to the adoption of the plan. A participant's interest in his account under the plan will also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash. The Association's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

     The Company has no equity-based benefit plans that were not approved by stockholders.

Related Party Transactions

     Section 402 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Association. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act rules.

--------------------------------------------------------------------------------
           PROPOSAL-THE APPROVAL OF THE FLATBUSH FEDERAL BANCORP, INC.
                         2004 STOCK-BASED INCENTIVE PLAN
--------------------------------------------------------------------------------

     The Board of Directors has adopted, subject to stockholder approval, the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan ("2004 Plan"), to provide officers, employees and directors of the Company or the Association with additional incentives to share in the growth and performance of the Company. The following is a summary of the material features of the 2004 Plan, which is qualified in its entirety by reference to the provisions of the 2004 Plan attached hereto as Exhibit A.

General

     The 2004 Plan will remain in effect for a period of ten years following adoption by stockholders. The 2004 Plan authorizes the issuance of up to 161,543 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 46,056 shares may be issued as restricted stock awards, and no more than 115,487 shares may be issued pursuant to exercise of stock options.

     The 2004 Plan will be administered by a committee (the "Committee) appointed by the Board of Directors which will include two or more disinterested directors of the Company who must be "non-employee directors," as such term is defined for purposes of Rule 16b of the Securities Exchange Act of 1934. The Committee has full and exclusive power within the limitations set forth in the 2004 Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2004 Plan's purposes; and interpreting and otherwise construing the 2004

Plan. The 2004 Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee's power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them. Each award shall be on such terms and conditions, consistent with the 2004 Plan and applicable Office of Thrift Supervision ("OTS") regulations, as the Committee administering the 2004 Plan may determine. Unless otherwise permitted by the OTS, the awards will vest no more rapidly than 20% per year over at least a five year period, the vesting of awards will not accelerate solely because of retirement, no key employee will receive stock options or stock awards greater than 25% of those available under the 2004 Plan, no individual non-employee director may receive stock options or stock awards greater than 5% of these available under the 2004 Plan, and non-employee directors, in the aggregate, may not receive stock options or stock awards in excess of 30% of those available under the 2004 Plan. The Company has requested a waiver of the foregoing restrictions from the OTS, but there is no assurance that such waiver will be granted in whole or in part.

     The 2004 Plan complies with the OTS regulations. The OTS does not endorse or approve the Stock Option Plan in any manner.

Eligibility

     Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the 2004 Plan.

Types of Awards

     The Committee may determine the type and terms and conditions of awards under the 2004 Plan. Awards may be granted in a combination of incentive and non-statutory stock options, reload options or restricted stock awards. Awards may include the following:

     Stock Options. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price shall not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2004 Plan means the average of the closing high bid and low asked price of the common stock as reported on the OTC Electronic Bulletin Board (or the average of the high and low quoted sales prices of the common stock on the Nasdaq Stock Market) on the day the option is granted or, if the common stock is not traded on the date of grant, the fair market value shall be determined by the Committee in good faith on an appropriate basis.

     Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or
(iii) subject to a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the 2004 Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

     Reload Options. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

     Stock Awards. Stock awards under the 2004 Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreemenst. Any stock award granted under the 2004 Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee which set forth the terms and conditions of each award.

     Transferability of Awards. Generally, all awards, except non-statutory stock options, granted under the 2004 Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2004 Plan upon the participant's death.

     Change in Control. Upon the occurrence of an event constituting a change in control of the Company as defined in the 2004 Plan, all stock options will become fully vested, and all stock awards then outstanding shall vest free of restrictions.

     Effect of Termination of Service. Unless the Committee specifies otherwise at the time an award is granted, upon the occurrence of the participant's termination of service due to death or disability, all unvested stock options and stock awards made to the participant will become fully vested. Subject to OTS regulations and policy (or the receipt of any required waivers from the OTS), and unless the Committee specifies otherwise at the time an award is granted, in the event of normal retirement of a participant any unvested award of stock options and/or restricted stock shall become fully vested in the participant. Unless the Committee specifies otherwise, a person who is a member of the Board of Directors shall not be deemed to have retired until service as a director or director emeritus has ceased.

Tax Consequences

     The following are the material federal tax consequences generally asrising with respect to awards granted under the 2004 Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

     With respect to other awards granted under the 2004 Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock, the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

     There are six non-employee directors of the Company and 52 employees eligible to participate in the 2004 Plan.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 2146 Nostrand Avenue, Brooklyn, New York, no later than November 29, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Special Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Special Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors does not have a policy with respect to director attendance at the Special Meeting.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies. Regan & Associates, Inc. shall receive a fee of $4,000, inclusive of out of pocket expenses, for this service. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.



                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Anthony J. Monteverdi
                                      ------------------------------------
                                      Anthony J. Monteverdi
                                      Chairman of the Board, President and
                                      Chief Executive Officer
Brooklyn, New York
October 18, 2004

                                   APPENDIX A

                         FLATBUSH FEDERAL BANCORP, INC.

                         2004 STOCK-BASED INCENTIVE PLAN


1.   PURPOSE OF PLAN.
     ---------------

The purposes of this 2004 Stock-Based Incentive Plan are to provide incentives and rewards to those employees and directors largely responsible for the success and growth of Flatbush Federal Bancorp, Inc. and its Affiliates, and to assist all such corporations in attracting and retaining directors, executives and other key employees with experience and ability.

2.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Association" means Flatbush Federal Savings & Loan Association of Brooklyn.

     (c) "Award" means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

     (d) "Board of Directors" means the board of directors of the Company.

     (e) "Change in Control" means a change in control of a nature that:

          (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (ii) results in a Change in Control of the Association or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

          (iii)without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Association's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Company or similar transaction in which the Association or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Company's mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

     (f) "Code" means the Internal Revenue Code of 1986, as amended.

     (g) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

     (h) "Common Stock" means the common stock of the Company, par value $0.01 per share.

     (i) "Company" means Flatbush Federal Bancorp, Inc. and any entity that succeeds to the business of Flatbush Federal Bancorp, Inc.

     (j) "Disability" means a physical or mental condition, determined by the Committee after review of those medical reports deemed satisfactory for such purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on the Participant's education, training and experience.

     (k) "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

     (n) "Fair Market Value" means closing high bid and low asked price with respect to a share of Common Stock as quoted on the National Association of Securities Dealers' "Electronic Bulletin Board" or any similar system then in use, or if the shares of Common Stock listed on the Nasdaq Stock Market, the average of the high and low quoted sales prices on the day in question or, if there have been no sales on such date, the mean between the closing high bid and low asked quotations with respect to a share of Common Stock on such date, or if none of the foregoing is applicable, the fair market value on such date of a share of Common Stock as the Committee shall determine in good faith on an appropriate basis.

     (o) "Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

     (p) "Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

     (q) "OTS" means the Office of Thrift Supervision.

     (r) "Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

     (s) "Outside Director" means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

     (t) "Participant" means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

     (u) "Plan" means this Flatbush Federal Bancorp, Inc. 2004 Stock-Based Incentive Plan.

     (v) "Reload Option" means an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 6.1(a)(v) of the Plan."Restricted Stock" means shares of Common Stock granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

     (w) "Restricted Stock Award" means an Award of shares of restricted stock granted to an individual pursuant to Section 6(b) of the Plan.

     (x) "Retirement" means retirement from employment with the Company or an Affiliate on or after the Employee's attainment of age 65; provided, however, that unless the Committee specifies otherwise, an Employee who is also a member of the Board of Directors, shall not be deemed to have retired until both service as an Employee and as a member of the Board of Directors has ceased. "Retirement" with respect to an Outside Director means termination of service on the board(s) of directors of the Company or any Affiliate in accordance with applicable Company policy following the provision of written notice to such board(s) of directors of the Outside Director's intention to retire. Notwithstanding the foregoing, unless the Committee specifies otherwise, a director shall not be deemed to have retired if such director becomes a director emeritus following his termination of service as a director.

3.   ADMINISTRATION.
     --------------

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if, considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights.

     (b) Subject to paragraph (a) of this Section 3, the Committee shall:

               (i) select the individuals who are to receive grants of Awards under the Plan;

               (ii) determine the type, number,  vesting  requirements and other features and conditions of Awards made under the Plan;

               (iii)interpret the Plan and Award  Agreements (as defined below);
                    and

               (iv) make all other  decisions  related to the  operation  of the
                    Plan.

     Notwithstanding anything herein to the contrary, the following provisions shall apply to all Awards made under this Plan unless otherwise permitted by the OTS; no individual officer shall be granted Awards with respect to more than 25% of the total Stock Options and/or Restricted Stock subject to the Plan; no Outside Director shall be granted Awards of more than 5% of the total Stock Options and/or Restricted Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total Stock Options and/or Restricted Stock subject to the Plan; no Awards shall begin vesting earlier that one year from the date the Plan is approved by stockholders of the Company; no Awards shall vest at a rate in excess of 20% per year beginning one year from the date of grant; and no Awards will become vested solely due to the Retirement of the Participant.

     (c) Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

               (i)  the type of Award granted;

               (ii) the Exercise Price for any Option;

               (iii) the number of shares or rights subject to the Award;

               (iv) the expiration date of the Award;

               (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

               (vi) the  restrictions,  if any,  placed  on the  Award,  or upon shares which may be issued upon the exercise or vesting of the Award.

     The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.
     --------------------------------------------------------

     5.1 Shares Available. Subject to the provisions of Section 7, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares.

     5.2 Share Limits. Subject to adjustments, if any, provided in Section 8 (and except for shares awarded pursuant to the exercise of a Reload Option) the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 161,543 shares. The following limits also apply with respect to Awards granted under this Plan:

     (a) The maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 115,487 shares. Subject to
Section 3(b) hereof, the maximum number of Stock Options that may be granted to any employee is 34,646.

     (b) The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 46,056


                                      A-4

     5.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

     5.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.   AWARDS.
     ------

     6.1 The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

     (a) STOCK OPTIONS.

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

               (i) Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

               (ii) Terms of Options.  In no event may an individual exercise an
                    Option, in whole or in part, more than ten (10) years from the date of grant.

               (iii)Non-Transferability.  Unless  otherwise  determined  by  the
                    Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                    (1) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

                    (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                         For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren,siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

               (iv) Special Rules for Incentive  Stock Options.  Notwithstanding
                    the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

                    (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                    (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                    (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                    (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in
                         Section 421(b) of the Code (relating to certain disqualifying dispositions).


               (v) Simultaneously with the grant of any Option to a Participant, the Committee may grant the Participant the right to receive a Reload Option with respect to all or some of the shares covered by such Option. The right to receive a Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 14(c) below), provided, however, that the right to receive a Reload Option upon the exercise of an Option shall expire upon the termination of employment or service. The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the Association for payment of a Participant's withholding tax under Section 9.5. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised, (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised, and (iii) a Reload Option issued on the exercise of an Incentive Stock Option may be an Incentive Stock Option or a Non-statutory Stock Option, subject to the application of the limitation set forth in Code Section 422(d). Once a Reload Option is issued on the exercise of an Option, no further reload will be permitted on the exercise of

     (b)  RESTRICTED STOCK AWARDS.

     The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

               (i) Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

               (ii) Non-Transferability.  Except to the extent  permitted by the
                    Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                    (1) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                    (2) Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                    (3) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

               (iii)Issuance of Certificates. Unless otherwise held in trust and registered in the name of the Plan trustee (if appointed by the Company), reasonably promptly after the date of grant of shares of Common Stock pursuant to a Restricted Stock Award, the Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

                    "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Flatbush Federal Bancorp, Inc. 2004 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and Flatbush Federal Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Flatbush Federal Bancorp, Inc."

               (iv) This  legend  shall  not be  removed  until  the  individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

               (v) Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants.(v) Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards may vote or direct the Plan trustee to vote, as applicable, all unvested shares of Common Stock subject to their Restricted Stock Awards.

     6.2 Payments and Deferrals. Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee may also require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

     6.3 Consideration for Awards. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

     (a) cash, check payable to the order of the Company, or electronic funds transfer;

     (b) the delivery of previously owned shares of Common Stock;

     (c) reduction in the number of shares otherwise deliverable pursuant to the Award; or

     (d) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under
Section 9.5, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

7.   EFFECT OF TERMINATION OF SERVICE ON AWARDS.
     ------------------------------------------

     7.1 General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Outside Director shall vest immediately upon such individual's death, Disability or, subject to OTS regulations and policy, Retirement.

     7.2 Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

     7.3 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

8.   ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.
     --------------------------------------------------

     8.1 Adjustments. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

     (a) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

     (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

     8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

     8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

     8.4 Automatic Acceleration of Awards. Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

9.   MISCELLANEOUS PROVISIONS.
     ------------------------

     9.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

     9.2 Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

     9.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

     9.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     9.5 Tax Withholding. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

                  (a) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

                  (b) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 9.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price, in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

     9.6 Effective Date, Termination and Suspension, Amendments.

     (a) This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

     (b) Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

     (c) Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

     (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

     9.7 Governing Law; Compliance with Regulations; Construction; Severability.

     (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that federal law shall apply.

     (b) This Plan is subject to the requirements of 12 C.F.R. Section 575.8. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Flatbush Federal Bancorp, MHC to fail to qualify as a mutual holding company under applicable federal regulations.

     (c) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     (d) Plan Construction; Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

     9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     IN WITNESS WHEREOF, Flatbush Federal Bancorp, Inc. has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested as of the __________ day of ___________________, 2004.


Date Approved by Stockholders:
                               -------------------

Effective Date:
                ----------------------------------


ATTEST:                                    FLATBUSH FEDERAL BANCORP, INC.



---------------------------------          ------------------------------
Secretary

                                 REVOCABLE PROXY

                         FLATBUSH FEDERAL BANCORP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                November 19, 2004

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Flatbush Federal Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Special Meeting") to be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York 11210, on November 19, 2004, at 3:30 p.m., New York Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                    FOR     AGAINST    ABSTAIN
                                                    ---     -------    -------
1.   The approval of the 2004 Flatbush Federal      [_]       [_]        [_]
     Bancorp, Inc. Stock-based Incentive Plan.


     The Board of Directors recommends a vote "FOR" the proposal.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting, a proxy statement dated October 18, 2004.

Dated:                                             [_] Check Box if You Plan
         -----------------------
                                                   [_] to Attend Special Meeting


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PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.